Marketable Securities and Warrants (Tables)	9 Months Ended
Sep. 30, 2020
Current and long-term lease liabilities.
Schedule of Fair Value of Marketable Securities and Warrants

The fair value of the Warrants was determined using a Black-Scholes model, risk free rate of 0.4%, Wallbridge share price of C$1.02 and volatility of 117% at September 30, 2020.

	September 30	December 31
	2020	2019
	$	$
Marketable securities at fair value	2,661	348
Warrants at fair value	305	-
	2,966	348